Fees Summary	Nov. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,999,883.50
Previously Paid Amount	0.00
Total Fee Amount	7,654.98
Total Offset Amount	0.00
Net Fee	$ 7,654.98
Final Prospectus	false